Exhibit 99.1

Quantum-Si Announces Expansion of Early Access Program for the Platinum™ Single Molecule Protein Sequencing Platform

GUILFORD, Conn., Oct. 19, 2021 -- Quantum-Si Incorporated (NASDAQ: QSI) (“Quantum-Si,” “QSI” or the “Company”), a life science tools company commercializing a unique protein sequencing platform, announced today that they have expanded their Platinum early access program to ten sites, with participation from leading academic centers and key industry partners. The early access program introduces the Platinum single molecule sequencing system to key opinion leaders across the globe, for both expansion and development of applications and workflows.

“The Company is experiencing tremendous momentum and demand for participation in our early access program to analyze previously unapproachable levels of biological understanding of the proteome,” said John Stark, Chief Executive Officer of Quantum-Si. “Currently, the scientific and drug development community can only confirm ~20,000 proteoforms or 2% of the estimated 1 million protein structures or variants that may exist in a cell. Sequencing the proteome is poised to expand the overall market similar to how genomics empowered scientists to routinely sequence genes at the nucleic acid level. This is only the beginning for what will be enabled.”

QSI is accelerating the development of applications to address critical unmet needs across key market segments including fundamental biological discovery and research, clinical and therapeutic biomarker development, and broadening single molecule sequencing for multi-omic approaches. With Platinum’s scaled protein analysis of single molecules at amino acid level resolution, early access participants will explore:

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Multi-omic assay development to expand biological understanding. “Within a month of receiving the instrument, we were able to reproduce and validate protein sequencing data previously generated at Quantum-Si,” said Dr. Andrew Griffiths, Professor at the Ecole Superieure de Physique et de Chimie Industrielles (ESPCI) in Paris. “We are now using the instrument to run our own samples to develop single molecule screening for directed evolution, parallelized single molecule counting applications and single-cell multi-omics.”

“Advancements in life science technologies are required to enable a greater understanding of molecular changes that cause disease, enabling greater resolution of cell and fundamental protein structure,” said Dr. Andrew Adey, Associate Professor at Oregon Health & Science University. “My team is enthusiastic about the potential to sequence proteins to provide fundamental understanding in key areas such as unlocking the complexity of neurologic function and disease.”

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Unlocking measurement of biomarkers that are challenging for standard platforms to scale. “Tools capable of characterizing amino acid modifications like phosphorylation, the essential mechanism by which cells ‘signal’ information in cancer and virtually every other disease, are essential for development of new biomarkers that expand routine clinical laboratory testing,” said Dr. Timothy Triche, Co-Director for the Children’s Hospital Los Angeles (CHLA) Center for Personalized Medicine. “A key research focus of our team is to understand how the Platinum platform can be used to fundamentally enhance patient monitoring for early detection and reoccurrence.”

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Advanced tools to better understand complex issues of the immune system. “Millions of patients are experiencing the effects of long hauler symptoms or immunocompromised states that are challenging to diagnose at early stages,” said Dr. Bruce Patterson, Chief Executive Officer at inCellDX. “At our company and associated clinics, we’re observing viral protein signatures in these patient samples in which nucleic acid material is absent, confirmed by whole genome sequencing of viral load. Right now, we’re exploring using Platinum’s single molecule sensitivity to detect these low abundant protein signatures for early detection of long hauler effects.”

“Quantum-Si is developing simple end-to-end solutions and workflows that expand access to single molecule protein sequencing for broad use across both basic and clinical research markets,” said Matt Dyer, Chief Business Officer of Quantum-Si. “Our early access program is an important milestone towards scaled commercialization. We are excited to work closely with key thought leaders who share and expand our vision to advance the community’s understanding of the proteome and how we ultimately identify and treat disease.”

About Quantum-Si Incorporated

Founded by Dr. Jonathan Rothberg in 2013, Quantum-Si is focused on revolutionizing the growing field of proteomics. The Company's suite of technologies is powered by a first-of-its-kind semiconductor chip designed to enable single molecule next-generation protein sequencing and digitize proteomic research in order to advance drug discovery and diagnostics beyond what has been possible with DNA sequencing.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward looking statements include, without limitation, the Company’s expectations with respect to future performance and development of products and services; the benefits of the early access program; the Company’s plans to develop and commercialize Platinum and the Company’s other strategic plans for its business; the use of the Company’s technology to expand life sciences markets, the understanding of molecular changes that cause disease, and the development of new biomarkers; and the demand for Platinum. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company's business; the inability to maintain the listing of the Company's shares of Class A common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development activities; the potential attributes and benefits of the Company's products and services; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is developing; the size and growth potential of the markets for the Company's future products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company's products and services following anticipated commercial launch; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties indicated from time to time in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, including those under "Risk Factors" therein, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contacts

Investor Relations

Mike Cavanaugh

(617) 877-9641

ir@quantum-si.com

Media

Cammy Duong

(203) 682-8380

QSI-PR@westwicke.com